UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2004, Prime Group Realty Trust (the “Company”) and its operating partnership, Prime Group Realty, L.P. (the “Operating Partnership”), entered into an Agreement and Plan of Merger with Prime/Mansur Investment Partners, LLC (the “Purchaser”) and two of the Purchaser’s subsidiaries. The Purchaser is a joint-venture formed and controlled by E. Barry Mansur and including Michael W. Reschke. Under the merger agreement, Purchaser will acquire the Company for $6.70 in cash per common share of the Company and $6.70 in cash per limited partnership unit of the Operating Partnership.

A copy of the merger agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The merger agreement is subject to, among other things, a number of customary conditions including the approval of the holders of the Company’s common shares and is also subject to the Purchaser obtaining a financing commitment for the transaction. The Purchaser made a non-refundable initial earnest money deposit with the Company and the Purchaser is required under the merger agreement to make an additional earnest money deposit upon its satisfaction of the financing condition. If the Purchaser is unable to obtain a financing commitment for the transaction, the merger agreement will automatically be terminated and the Purchaser will forfeit its initial earnest money deposit.

A copy of the Company’s press release announcing the merger agreement is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The Company’s Series B preferred shares will remain outstanding after the completion of the transaction. In accordance with the Company’s charter, all accrued but unpaid distributions on the Company’s Series B preferred shares, plus distributions for the entire calendar quarter in which the transaction closes, will be paid to the holders of the Series B preferred shares in connection with the transaction.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
10.1	Agreement and Plan of Merger dated as of October 27, 2004 by and among Prime/Mansur Investment Partners, LLC, Cumberland Blues Merger Sub, LLC, Cumberland Blues, LLC, Prime Group Realty Trust and Prime Group Realty, L.P.

99.1	Text of the Press Release of Prime Group Realty Trust dated October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: October 27, 2004	By:	/s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer